UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) Of
The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported)
April 3, 2019

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6280 AMERICA CENTER DRIVE SAN JOSE, CA		95002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (650) 687-5817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

❑	Emerging growth company

❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

    On April 3, 2019, Hewlett Packard Enterprise Company (“the Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as described below.  The proposals are described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 13, 2019.

Proposal 1

    The Company’s stockholders elected twelve individuals to the Company's Board of Directors (“Board of Directors”) for the succeeding year or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Daniel Ammann	1,044,457,873	2,138,910	1,491,974	186,832,158
Michael J. Angelakis	1,039,353,617	7,240,783	1,494,357	186,832,158
Pamela L. Carter	1,018,472,313	28,274,004	1,342,440	186,832,158
Jean M. Hobby	1,042,641,672	4,066,656	1,380,429	186,832,158
Raymond J. Lane	874,648,029	172,045,296	1,395,432	186,832,158
Ann M. Livermore	1,044,737,131	2,392,080	959,546	186,832,158
Antonio F. Neri	1,044,504,328	2,253,825	1,330,604	186,832,158
Raymond E. Ozzie	1,044,607,986	2,006,568	1,474,203	186,832,158
Gary M. Reiner	1,032,966,395	13,602,206	1,520,156	186,832,158
Patricia F. Russo	993,509,374	53,317,904	1,261,479	186,832,158
Lip-Bu Tan	925,024,214	121,551,362	1,513,181	186,832,158
Mary Agnes Wilderotter	1,018,179,569	28,534,913	1,374,275	186,832,158

Proposal 2
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,218,617,831	13,142,152	3,160,932	0

Proposal 3
The Company’s stockholders cast their votes with respect to the advisory vote to approve executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
998,941,339	46,406,392	2,741,026	186,832,158

Proposal 4
The Company’s stockholders did not approve a stockholder proposal to provide for right to act by written consent, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
489,830,681	554,147,807	4,110,269	186,832,158

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: April 8, 2019	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	General Counsel and Assistant Secretary